SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
              Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 12, 1995

                     PAINE WEBBER GROWTH PROPERTIES TWO LP
             (Exact name of registrant as specified in its charter)

       Delaware                   0-12085              04-2798594
(State or other jurisdiction)   (Commission           (IRS Employer
   of incorporation              File Number)       Identification No.)



265 Franklin Street, Boston, Massachusetts                 02110
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


          (Former name or address, if changed since last report)

                                   FORM 8-K
                                 CURRENT REPORT

                     PAINE WEBBER GROWTH PROPERTIES TWO LP

ITEM 2 - DISPOSITION OF ASSETS

  Hudson Apartments - Tyler, Texas
  Disposition Date - September 12, 1995

On September 12, 1995, the Partnership sold its joint venture interest in the Hudson Apartments, located in Tyler, TX, for $350,000 to its co-venture partner. While such proceeds are substantially less than the amount of the Partnership's original investment, of $2,600,000, management believes that the offer is reflective of the current fair market value of the Partnership's interest. In the mid-to-late 1980s, the Hudson joint venture was unable to meet its contractual debt service requirements. As a result, the venture entered into several debt modifications aimed at alleviating the need for the Partnership to fund cash flow deficits. In October 1990, in order to take advantage of the discounted debt pay-off offer from the existing mortgage lender and to avoid possibly losing the property through foreclosure proceedings, the venture admitted a new partner who contributed the $600,000 necessary to complete the proposed refinancing transaction. Although this recapitalization saved the property from likely foreclosure, it resulted in a 50% dilution of the Partnership's interest and created a 15% preferred return on the new partner's $600,000 investment. Based on current market factors, management does not foresee significant appreciation in the value of the Partnership's interest in the Hudson joint venture in the near-term. Furthermore, since the venture's new mortgage financing was expected to have a five-year prohibition on prepayment, and thereafter any sale of the property would require the consent of the co-venturer, management believed that it was an opportune time to sell the Partnership's investment.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial Statements:  None

  (b)  Exhibits:

     (1) Hudson Partners Agreement For Redemption of Partnership Interest between PaineWebber Hudson Partners, LTD., Hudson Associates, LTD., Horn-Barlow Partnership and Woodhaven Investors, Inc.

     (2) First Amendment to the Amended and Restated Partnership Agreement of Hudson Partners between PaineWebber Hudson Partners, LTD., Hudson Associates, LTD., Horn-Barlow Partnership and Woodhaven Investors, Inc.



Exhibit 1

                         HUDSON PARTNERS

        AGREEMENT FOR REDEMPTION OF PARTNERSHIP INTEREST     This agreement is
         entered into September 12, 1995, among HUDSON ASSOCIATES,
LTD., a Texas limited partnership ("HA"); PAINEWEBBER HUDSON PARTNERS, LTD., a Texas limited partnership ("PW"); HORN-BARLOW PARTNERSHIP, a Texas general partnership ("Horn-Barlow"), and WOODHAVEN INVESTORS, INC., a Texas corporation ("Woodhaven").

     HA, PW, Horn-Barlow, and Woodhaven are the four partners in Hudson Partners, a Texas general partnership ("HP"), created by an amended and restated
Partnership Agreement dated October 30, 1990 (the "Agreement").   Horn-Barlow
and Woodhaven were admitted as partners in HP with the consent of HA and PW on September 6, 1995.

     PW no longer wishes to be a member of HP, and the other partners in HP have agreed that HP will redeem the partnership interest of PW. Accordingly, HP hereby agrees to redeem the entire partnership interest of PW in HP for the sum of $350,000.00 cash paid to PW by HP. PW agrees to accept such sum in complete redemption of PW's partnership interest in HP.

     HA, Horn-Barlow, and Woodhaven agree that PW, as of September 12, 1995, shall have no further obligations to HA, Horn-Barlow, or Woodhaven under the Agreement, and HP, Horn-Barlow, and Woodhaven waive forever, on behalf of the Partnership, themselves, and all successors-in-interest, any claim, known or unknown, against PW that may arise or has arisen, directly or indirectly, as a result of PW's ownership of a partnership interest in Hudson Partners.

     The apartment project in Tyler, Texas owned by HP is being refinanced, and the closing (the "Closing") of such refinancing is scheduled to take place prior to September 15, 1995. The redemption will occur immediately prior to the Closing, and the payment to PW will be made concurrently with the funding of the refinanced loan. The refinancing is being closed in escrow with Ticor Land Title Company (the "Title Company") in Dallas, Texas. HP shall cause the Title Company to pay to PW the sum of $350,000.00 in good funds at the Closing.



     The parties agree that no further documentation of the redemption is required and that the interest of PW in Hudson Partners is redeemed effective immediately prior to the Closing, subject to the condition subsequent that the title company pay to PW $350,000.00 at the Closing.

PAINEWEBBER HUDSON PARTNERS, LTD        HUDSON ASSOCIATES, LTD.

By:  Paine Webber Growth Properties Two LP
     a Delaware limited partnership,
     General Partner                     By:/s/ C. Jay Barlow
                                           C. Jay Barlow, General Partner
By:  Second PW Growth Properties, Inc.
     Limited Partner

By:  /s/ Stephen D. Brady               By:/s/ Gerald Horn
     By:  Stephen D. Brady              By:Gerald Horn, General Partner
          Vice President                   Vice President

HORN-BARLOW PARTNERSHIP                 WOODHAVEN INVESTORS, INC..
a Texas general partnership             a Texas Corporation, General
                                        Partner

By:  /s/ C. Jay Barlow                  By:/s/ Michael H. Monier
     C. Jay Barlow, General Partner        Michael H. Monier, Vice President



By:/s/ Gerald Horn
    Gerald Horn, General Partner


Exhibit 2

                      FIRST AMENDMENT TO THE
          AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF
                         HUDSON PARTNERS


     This First Amendment to the Amended and Restated Partnership Agreement of Hudson Partners (the "First Amendment") is entered into September 6, 1995, among PAINEWEBBER HUDSON PARTNERS, LTD., a Texas limited partnership ("PW") HUDSON ASSOCIATES, LTD., a Texas limited partnership ("HA"), HORN-BARLOW PARTNERSHIP, a Texas general partnership ("Horn-Barlow") , and WOODHAVEN INVESTORS, INC., a Texas corporation ("Woodhaven").

                            RECITALS:

     A. HA and PW entered into an Amended and Restated Partnership Agreement of Hudson Partners (the "Partnership Agreement") on October 30, 1990, which governs the organization and operation of Hudson Partners, a Texas general
partnership (the "Partnership").     B.   HA and PW wish to admit additional
partners to the Partnership, and Horn-Barlow and Woodhaven wish to become partners in the Partnership.

     C. After the admission of the new partners, PW desires to withdraw from the Partnership and wants the partnership to redeem the partnership interest of PW in the Partnership, and the parties hereto have agreed that such redemption and withdrawal shall take place immediately following the execution of this agreement.

                           AGREEMENT:

     In consideration of the mutual agreements contained herein, the parties agree as follows:

     1. Horn-Barlow and Woodhaven are hereby admitted to the Partnership as additional partners. Each of them has contributed $100.00 to the capital of the Partnership.

     2. The Partnership Agreement is amended as follows, such amendments to take effect immediately and automatically upon the redemption of PW's partnership interest:

          a.   The terms defined above shall have the same meaning in the
     Partnership Agreement.   Certain other terms used in the Partnership
     Agreement are amended to mean the following:

               i. The term "allocated between the Partners" shall mean "allocated among the Partners."

               ii. The term "allocated equally between the Partners" shall mean "allocated among the Partners in the Sharing Ratio."

               iii. The term "approved by both Partners" shall mean "approved by all Partners."

               iv.  The term "both Partners" shall mean "all Partners."

               v.   The term "either Partner" shall mean "any Partner."

               vi.  The term "other Partner" shall mean "other Partners."

               vii. The term "Second Partner" shall mean "other Partners."

          b. Wherever the Partnership Agreement requires the approval by PW, it is amended to require the approval of HA.

          c.   The following new definition is added to the Partnership
     Agreement: "'Sharing Ratio' shall mean Hudson Associates, 99.0%; Horn-Barlow, 0.5%; and Woodhaven, 0.5%."

          d.   Section 3.01(a) is amended by adding the following sentence:
     "Horn-Barlow and Woodhaven have each contributed $100.00 to the capital of the Partnership concurrently with the execution of the First Amendment."

          e.   Section 3.01(b) is amended in its entirety to read as follows:
     "Capital contributions in excess of the amounts provided in Section 3.01(a) shall be required only if Approved by the Partners and, unless otherwise Approved by the Partners, shall be made by the partners in the Sharing Ratio."

          f. Section 4.02(3) is amended to read as follows: "any remaining amounts, to the Partners in the Sharing Ratio."

          g. Section 5.01 is amended by deleting subsection (5), renumbering subsection (6) as (5), and amending it to read as follows: "any remaining amounts, to the Partners in the Sharing Ratio."

          h. Section 6.02(a)(iii) is amended to read as follows: "Third, all remaining items shall be allocated among the Partners in the Sharing Ratio."

          i.   Section 6.02(d) is amended as follows:

               i.   Subsection (ii) is deleted.

               ii. Subsection (iii) is renumbered (ii) and amended to read as follows: "Second, to any of the Partners in the amount, if any, necessary to cause their respective Capital Account balances, when reduced by the amounts described in subparagraph (i) of the this
          Section 6.02(d), to be in the Sharing Ratio."

               iii. Subsection (iv) is renumbered (iii) and amended to read as follows: "Third, among the Partners in the Sharing Ratio."

          j.   Section 6.02(e) is amended as follows:

               i. Subsection (i) is amended to read as follows: "First, if the Capital Accounts of all Partners have positive balances greater than their respective amounts described in Sections 6.01(d)(i) and (ii) hereof, and treating such balances as being reduced by such respective amounts for all other purposes of this Section 6.02(e)(i), among the Partners in such a manner as will cause their respective positive Capital Account balances to be in the Sharing Ratio (as nearly as is possible) until the balances are reduced to zero;"

               ii.  Subsection (ii) is deleted.

               iii. Subsection (iii) is renumbered (ii) and amended to read as follows: "Next, to HA until its positive Capital Account balance is reduced to zero; and"

               iv.  Subsection (iv) is renumbered (iii) and amended to read as
          follows:   "Last, among the Partners in the Sharing Ratio."

          k. Section 7.04(a) is amended by adding the following sentence at the end: "If more than one of the other Partners wishes to purchase such interest, they shall be each entitled to purchase a portion of the interest in proportion to their Sharing Ratios."

          l. Section 8.02 is amended by changing the names and addresses for the giving of notices to the following:

               i.   If to HA at:

                    Hudson Associates
                    8333 Douglas Avenue, Suite 1330
                    Dallas, Texas 75225
                    Attention: C. Jay Barlow

                    with a copy to:

                    Lewis T. Sweet, Jr.
                    Sweet & Brousseau
                    2515 McKinney Avenue
                    Suite 800
                    Dallas, Texas 752501

               ii.  if to Horn-Barlow:

                    Horn-Barlow Partnership
                    8333 Douglas Avenue, Suite 1330
                    Dallas, Texas'
                    Attention: C. Jay Barlow

                    with a copy to:

                    Lewis T. Sweet, Jr.
                    Sweet & Brousseau
                    2515 McKinney Avenue McKinney Avenue
                    Suite 800
                    Dallas, Texas 752501

               iii. if to Woodhaven:
                    Woodhaven Investors, Inc.
                    181 Maple
                    Stowe, Vermont 05672
                    Attention: Edward D. Herrick

     3. As of December 31, 1994, the Partnership's books contained a consulting fee liability for $33,000 payable to an affiliate of Crow-Western
#7- Tyler Partners, Ltd., a former partner of the Partnership, which liability was payable solely from distributions by the Partnership no later than April 1, 1990. Because of the applicable statute of limitations, the liability is no longer collectible and, accordingly, to the extent the Partnership shall receive debt forgiveness with respect to such liability, any income resulting from the debt forgiveness shall be allocated 100% to PW. In addition, as of December 31, 1994, the Partnership's books contained a "partners' notes" liability in the principal amount of $236,987 and $156,753 for accrued interest thereon, which liability was payable solely from distributions by the Partnership ("Liability One") and (ii) a "partners' notes" liability in the principal amount of $168,350 and $85,910 for accrued interest thereon, which liability was payable solely from distributions by the Partnership ("Liability Two"). PW hereby assumes Liability One and Liability Two, to the extent due and payable. Such assumption shall be treated on the books of the Partnership as a contribution to the capital of the Partnership. PW shall hold the Partnership harmless from all claims by any party for the payment of the Deferred Debt.

     4. As amended hereby, the Partnership Agreement shall continue in full force and effect.

     5. This First Amendment may be executed in multiple counterparts, all of which together shall create one instrument, and it is not necessary that all parties execute the same counterpart.

     Executed as of the date first above mentioned.

                              PAINEWEBBER HUDSON PARTNERS, LTD.,
                              a Texas limited partnership

                              By: PaineWebber Growth Properties Two LP, a
                              Delaware limited partnership,
                              General Partner

                              By: Second PW Growth Properties, Inc.,
                              General Partner



                              By:/s/ Stephen Brady
                                    Stephen Brady
                                    Vice President


                              HUDSON ASSOCIATES, LTD.,
                              a Texas limited partnership

                               By:/s/ C. Jay Barlow
                                   C. Jay Barlow, General Partner

                               By:/s/ Gerald Horn
                                   Gerald Horn, General Partner

HORN-BARLOW PARTNERSHIP       By WOODHAVEN INVESTORS, INC..
a Texas general partnership   a Texas Corporation, General Partner



By:/s/ Gerald Horn            By:/s/ Michael H. Monier
Gerald Horn, General Partner  Michael H. Monier, Vice President



By:/s/ C. Jay Barlow
C. Jay Barlow, General Partner


                            FORM 8-K

                         CURRENT REPORT

                     PAINE WEBBER GROWTH PROPERTIES TWO LP


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     PAINE WEBBER GROWTH PROPERTIES TWO LP
                                  (Registrant)



                         By:/s/ Walter V. Arnold
                           Walter V. Arnold
                           Senior Vice President and
                           Chief Financial Officer



Date:  September 20, 1995